SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 9, 1999

                         VECTOR AEROMOTIVE CORPORATION
             (Exact name of Registrant as specified in its charter)

                                     Nevada
                            (State of incorporation)

                                    00-17303
                            (Commission File Number)

                                   33-0254334
                       (IRS Employer Identification No.)

              975 Martin Avenue, Green Cove Springs, Florida 32043 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (904) 529-0092

Item  5. Other  Events.

     T. J. Enright and Thomas Hallquest tendered their resignations as President and Chief Financial Officer/Secretary respectively and any other office of the Company effective July 9, 1999.

                                 * * * * * * *

Pursuant to the requirements of the Securities Exchange Act of1934, the registrant has duly caused this report to be signed onits behalf by the undersigned hereunto duly authorized.

VECTOR  AEROMOTIVE CORPORATION

     /s/ Timothy J. Enright
     ---------------------------------
         Timothy J. Enright,  Director

Date: July 9, 1999